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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ACCO BRANDS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the ACCO Brands Corporation 2008 Annual Meeting of Stockholders to be held on May 13, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Meeting Notice and Proxy Statement, Form of Proxy and Form 10-K Wrap
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 30, 2008.
To request material:     Internet: www.proxyvote.com     Telephone:  1-800-579-1639   **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

Meeting Location
The Annual Meeting for holders as of 03/17/08
is to be held on May 13, 2008 at 10:30 A.M. CDT

at:	Aboretum Golf Club
401 W. Half Day Road
Buffalo Grove, IL 60089
Tel: 847-913-9112

Directions to attend the Annual Meeting (where you may vote in person) are as follows:
Directions from Downtown Chicago to Club:
Take I-90/94 North toward Milwaukee
Exit right onto IL 22/Half Day Road
Go west on Half Day Road past Rt. 21 (Milwaukee Ave.)
Club is on south side of Half Day Road approx. 1/2 mile past RR tracks
Directions from North to Club:
Take either I-94 or I-294 South toward Chicago/Indiana
Exit right IL 22/Half Day Road
Go west on Half Day Road
Club is on south side of Half Day Road approx. 1/2 mile past RR tracks
Directions from South to Club:
Take I-294 North toward Wisconsin
Exit right IL 22/Half Day Road
Go west on Half Day Road
Club is on south side of Half Day Road approx. 1/2 mile past RR tracks

Voting items
THE DIRECTORS RECOMMEND A VOTE “FOR”
ITEMS 1, 2, 3 AND 4.
1.	To elect as Directors of ACCO Brands Corporation the nominees listed below.
01)   Norman H. Wesley
02)   Robert J. Keller
03)   Robert H. Jenkins
2.	Proposal to approve the amendment to the Restated Certificate of Incorporation of ACCO Brands Corporation regarding the declassification of the Board of Directors.

3.	Proposal to approve the amendment to the Amended and Restated 2005 Incentive Plan to increase the number of shares authorized for issuance and to effect certain other minor amendments to the Plan.

4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for ACCO Brands Corporation in 2008.